Exhibit 99.2

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the three months ended June 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$99,744	$20,063	$119,807	$92,478	$13,397	$105,875
Percentage rents	2,225	355	2,580	2,368	256	2,624
Specialty retail rents	6,081	644	6,725	5,768	486	6,254
Other rents (note 1)	53,956	10,024	63,980	48,334	7,334	55,668
Other revenues (note 2)	9,991	594	10,585	6,755	257	7,012
	171,997	31,680	203,677	155,703	21,730	177,433
Share of FFO of minority interest ventures (note 3)	3,144	—	3,144	2,743	—	2,743
Total revenues	175,141	31,680	206,821	158,446	21,730	180,176
Operating expenses	71,058	11,580	82,638	67,163	7,824	74,987
Net Operating Income	$104,083	$20,100	$124,183	$91,283	$13,906	$105,189

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include: Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland Center in November 2002.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Retail centers

	For the six months ended June 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$206,317	$37,526	$243,843	$169,067	$27,150	$196,217
Percentage rents	4,665	652	5,317	5,118	462	5,580
Specialty retail rents	11,244	1,140	12,384	9,777	1,102	10,879
Other rents (note 1)	114,364	20,170	134,534	88,910	13,760	102,670
Other revenues (note 2)	19,477	1,822	21,299	18,872	1,051	19,923
	356,067	61,310	417,377	291,744	43,525	335,269
Share of FFO of minority interest ventures (note 3)	5,801	—	5,801	4,918	—	4,918
Total revenues	361,868	61,310	423,178	296,662	43,525	340,187
Operating expenses	146,534	22,938	169,472	124,797	15,181	139,978
Net Operating Income	$215,334	$38,372	$253,706	$171,865	$28,344	$200,209

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include: Randhurst, Staten Island Mall and certain other assets acquired in the Rodamco transaction (Kravco, Sawmill Place and River Ridge Mall). The Company acquired its partners’ interests in Ridgedale Center and Southland Center in November 2002.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the three months ended June 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$69,580	$50,227	$119,807	$68,239	$37,636	$105,875
Percentage rents	1,805	775	2,580	1,771	853	2,624
Specialty retail rents	4,333	2,392	6,725	4,244	2,010	6,254
Other rents	36,625	27,355	63,980	34,557	21,111	55,668
Other revenues	4,950	5,635	10,585	5,090	1,922	7,012
	117,293	86,384	203,677	113,901	63,532	177,433
Share of FFO of minority interest ventures	2,095	1,049	3,144	1,704	1,039	2,743
Total revenues	119,388	87,433	206,821	115,605	64,571	180,176
Operating expenses	45,612	37,026	82,638	46,846	28,141	74,987
Net Operating Income	$73,776	$50,407	$124,183	$68,759	$36,430	$105,189

Note -               Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties  include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, Lakeside Mall, Moorestown Mall,  North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers in Columbia, Maryland and additional interests acquired in Collin Creek, Perimeter Mall, Ridgedale Center, Southland Center and Willowbrook.  Noncomparable properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Retail centers

	For the six months ended June 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$138,524	$105,319	$243,843	$135,174	$61,043	$196,217
Percentage rents	3,016	2,301	5,317	3,661	1,919	5,580
Specialty retail rents	7,844	4,540	12,384	7,746	3,133	10,879
Other rents	74,142	60,392	134,534	68,502	34,168	102,670
Other revenues	10,259	11,040	21,299	11,906	8,017	19,923
	233,785	183,592	417,377	226,989	108,280	335,269
Share of FFO of minority interest ventures	3,781	2,020	5,801	3,279	1,639	4,918
Total revenues	237,566	185,612	423,178	230,268	109,919	340,187
Operating expenses	92,544	76,928	169,472	91,671	48,307	139,978
Net Operating Income	$145,022	$108,684	$253,706	$138,597	$61,612	$200,209

Note -               Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of, expanded, opened or prepared for disposition.  Such properties include the following:  Cherry Hill Mall, Christiana Mall, Echelon Mall, Exton Square, Fashion Show, Franklin Park, The Gallery at Market East, Lakeside Mall, Moorestown Mall, North Star, Oakbrook Center, Plymouth Meeting, Randhurst, The Streets at Southpoint, Water Tower Place, Village of Merrick Park, the Village Centers in Columbia, Maryland and additional interests acquired in Collin Creek,  Perimeter Mall, Ridgedale Center, Southland Center and Willowbrook.  Noncomparable  properties also include South Street Seaport due to the ongoing effects of the terrorist attacks of September 11, 2001.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the three months ended June 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$37,896	$1,102	$38,998	$37,662	$605	$38,267
Other rents (note 1)	4,035	329	4,364	5,350	172	5,522
Other revenues (note 2)	5,873	606	6,479	6,165	303	6,468
	47,804	2,037	49,841	49,177	1,080	50,257
Share of FFO of minority interest ventures (note 3)	529	—	529	—	—	—
Total revenues	48,333	2,037	50,370	49,177	1,080	50,257
Operating expenses	18,389	1,104	19,493	18,877	667	19,544
Net Operating Income	$29,944	$933	$30,877	$30,300	$413	$30,713

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002. An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company and Unconsolidated Proportionate Share Ventures

Statement of Net Operating Income

(in thousands)

Office and other properties

	For the six months ended June 30,
	2003			2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total
Minimum rents	$76,515	$2,126	$78,641	$77,150	$605	$77,755
Other rents (note 1)	8,604	740	9,344	10,295	172	10,467
Other revenues (note 2)	11,222	1,119	12,341	11,966	303	12,269
	96,341	3,985	100,326	99,411	1,080	100,491
Share of FFO of minority interest ventures (note 3)	(109)	—	(109)	—	—	—
Total revenues	96,232	3,985	100,217	99,411	1,080	100,491
Operating expenses	37,135	2,325	39,460	38,226	667	38,893
Net Operating Income	$59,097	$1,660	$60,757	$61,185	$413	$61,598

Notes:

(1)	Other rents are comprised primarily of charges to tenants for operating expenses.
(2)	Other revenues are comprised primarily of parking revenues, management fees, lease termination payments and late charges.
(3)

Minority interest ventures include the Company’s equity in earnings of Westin New York, a hotel in New York City that began operations in October 2002. An interest in the hotel was acquired in the Rodamco transaction.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the three months ended June 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$36,808	$2,190	$38,998	$35,971	$2,296	$38,267
Other rents	3,884	480	4,364	5,100	422	5,522
Other revenues	5,857	622	6,479	6,149	319	6,468
	46,549	3,292	49,841	47,220	3,037	50,257
Share of FFO of minority interest ventures	—	529	529	—	—	—
Total revenues	46,549	3,821	50,370	47,220	3,037	50,257
Operating Expenses	17,795	1,698	19,493	18,152	1,392	19,544
Net Operating Income	$28,754	$2,123	$30,877	$29,068	$1,645	$30,713

Note -                   Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties  include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York,  an office building in Columbia,  Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Statement of Net Operating Income - Comparable and Noncomparable Properties (note)

(in thousands)

Office and other properties

	For the six months ended June 30,
	2003			2002
	Comparable properties	Noncomparable properties	Total	Comparable properties	Noncomparable properties	Total
Minimum rents	$73,646	$4,995	$78,641	$73,442	$4,313	$77,755
Other rents	7,992	1,352	9,344	9,712	755	10,467
Other revenues	11,201	1,140	12,341	11,880	389	12,269
	92,839	7,487	100,326	95,034	5,457	100,491
Share of FFO of minority interest ventures	—	(109)	(109)	—	—	—
Total revenues	92,839	7,378	100,217	95,034	5,457	100,491
Operating Expenses	35,654	3,806	39,460	36,542	2,351	38,893
Net Operating Income	$57,185	$3,572	$60,757	$58,492	$3,106	$61,598

Note -                   Noncomparable properties consist of projects which, in 2003 or 2002, were acquired, disposed of or prepared for disposition.  Such properties  include the following: the office components of Oakbrook Center and Water Tower Place, an interest in Westin New York,  an office building in Columbia,  Maryland, an office building in Hunt Valley, Maryland and seven office buildings in Prince George’s County, Maryland.

The Rouse Company

Net Operating Income from Community Development

(in thousands)

For the three months ended June 30, 2003			Total
	Columbia Operations	Summerlin Operations	Community Development

Revenues	$3,012	$85,440	$88,452
Operating costs and expenses	1,770	59,516	61,286
Net Operating Income	$1,242	$25,924	$27,166

For the three months ended June 30, 2002			Total
	Columbia Operations	Summerlin Operations	Community Development

Revenues	$9,984	$36,948	$46,932
Operating costs and expenses	1,359	30,010	31,369
Net Operating Income	$8,625	$6,938	$15,563

For the six months ended June 30, 2003			Total
	Columbia Operations	Summerlin Operations	Community Development

Revenues	$25,153	$133,774	$158,927
Operating costs and expenses	9,606	93,568	103,174
Net Operating Income	$15,547	$40,206	$55,753

For the six months ended June 30, 2002			Total
	Columbia Operations	Summerlin Operations	Community Development

Revenues	$31,070	$72,079	$103,149
Operating costs and expenses	11,402	56,475	67,877
Net Operating Income	$19,668	$15,604	$35,272

Note- Revenues of Columbia Operations includes the Company’s equity in the earnings of the joint venture that is developing the community of Fairwood.  The Company’s equity in the earnings of that joint venture was $0.2 million and $2.0 million in the three and six months ended June 30, 2003, respectively, and $0.2 million in the three and six months ended June 30, 2002.

The Rouse Company
Occupancy Percentages
June 30, 2003

	Occupancy at June 30, 2003	Average Occupancy YTD	Occupancy at June 30, 2002	Average Occupancy YTD

Retail:

The percentages noted below are exclusive of community centers, and projects in disposition. For a definition of comparable properties, please see the retail statement of net operating income.

Comparable properties	92.2%	92.2%	92.6%	92.1%

Comparable and non-comparable properties combined	92.2%	92.0%	92.7%	92.2%

Office	87.8%	88.0%	88.9%	90.5%

The Rouse Company

Sales Data

Rolling Twelve Months Ended

June 30, 2003

Volume

As of July 1, 2002, The Rouse Company managed 12,605,865 square feet of retail space that continued to be in operation at June 30, 2003.  The volume of sales produced in that comparable (same-store) space remained flat during 2003 over 2002.  For detailed information concerning growth by merchant category and region please see the Rouse Retail Barometer.

Productivity

There are numerous ways to compute and analyze sales per square foot for portfolios of properties.  Listed below are some of the most meaningful.  Data below is exclusive of community centers, and projects in disposition.

Comparable tenants in comparable properties, excluding tenant space over 10,000 square feet.	$405

Comparable tenants in all properties, excluding tenant space over 10,000 square feet.	$422

Comparable tenants in comparable properties.	$383

Comparable tenants in all properties.	$399

Comparable space sales in comparable properties, excluding space over 10,000 square feet.	$390

Comparable space sales in all properties, excluding space over 10,000 square feet.	$407

Comparable space sales in comparable properties.	$372

Comparable space sales in all properties.	$388

Definitions:

Comparable tenant sales:	Same tenant, same space with no new additions.

Comparable space sales:	Same space in both years, no acquisitions or new development.

Non-comparable properties:	Properties which, in 2003 or 2002, were acquired, expanded, opened or prepared for disposition, for a listing of non-comparable projects please see the retail statements of net operating income.

The Rouse Company

Schedule of Expiring Footage, excluding department stores and storage (note 1)

As of June 30, 2003

	Remaining 2003	2004	2005	2006	2007

Retail centers	694,425	1,574,387	1,525,088	1,368,706	1,459,870

Office and other properties	941,108	1,192,207	1,103,455	1,248,638	887,106

Note:

(1)  Footage amounts represent gross leasable area expiring during the year.  Re-leaasing assumptions are not included.

The Rouse Company

Significant Retail Tenant Concentration

June 30, 2003

Tenant		Percentage of GLA

1	The Gap, Inc.	6.7%
2	The Limited, Inc.	6.5%
3	Venator Group	2.5%
4	Abercrombie & Fitch, Inc.	1.8%
5	Spiegel, Inc.	1.8%
6	Williams-Sonoma, Inc.	1.6%
7	Ann Taylor, Inc.	1.2%
8	Lerner New York, Inc.	1.2%
9	AE Stores Company	1.2%
10	Trans World Music Corporation	1.1%

The Rouse Company and unconsolidated proportionate share ventures
Additions to Operating Properties and Properties in Development
For the three months ended June 30, 2003

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$6,215	$10,214	$16,429

Renovations and Expansions	21,547	4,665	26,212

Tenant Allowances, Improvements and Leasing Commissions	3,451	444	3,895

Building and Other	4,909	162	5,071
Total	$36,122	$15,485	$51,607

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$2,808	$—	$2,808

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	3,754	—	3,754

Building and Other	1,935	—	1,935
Total	$8,497	$—	$8,497

The Rouse Company and unconsolidated proportionate share ventures
Additions to Operating Properties and Properties in Development
For the six months ended June 30, 2003

(in thousands)

Retail centers	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$29,242	$17,604	$46,846

Renovations and Expansions	47,591	4,711	52,302

Tenant Allowances, Improvements and Leasing Commissions	5,396	709	6,105

Building and Other	11,209	622	11,831

Total	$93,438	$23,646	$117,084

Office and other properties	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

New Developments	$4,899	$—	$4,899

Renovations and Expansions	—	—	—

Tenant Allowances, Improvements and Leasing Commissions	7,029	—	7,029

Building and Other	3,115	—	3,115

Total	$15,043	$—	$15,043

The Rouse Company and unconsolidated proportionate share ventures
Combined Balance Sheets (in thousands)

	June 30, 2003			December 31, 2002
	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total	The Rouse Company	Unconsolidated Proportionate Share Ventures	Total

Assets:
Operating properties, net	$4,453,747	$941,772	$5,395,519	$4,931,228	$862,148	$5,793,376
Properties in development	217,952	28,377	246,329	176,214	14,502	190,716
Land held for development and sale	383,626	251	383,877	321,744	251	321,995
Investments in and advances to other unconsolidated real estate ventures	475,289	(373,609)	101,680	442,405	(345,978)	96,427
Prepaid expenses, receivables under finance leases and other assets	353,664	22,250	375,914	383,914	23,901	407,815
Accounts and notes receivable	49,852	5,381	55,233	56,927	6,118	63,045
Cash, cash equivalents and marketable securities	87,214	10,586	97,800	73,736	16,452	90,188
Total	$6,021,344	$635,008	$6,656,352	$6,386,168	$577,394	$6,963,562

Liabilities and shareholders equity:
Mortgages payable and other long term debt	$3,944,096	$626,461	$4,570,557	$4,441,477	$566,414	$5,007,891
Other liabilities	720,258	8,547	728,805	696,267	10,980	707,247
Minority interest in majority financial interest ventures	—	—	—	—	—	—
Company-obligated preferred securities	126,590	—	126,590	136,340	—	136,340
Shareholders’ equity	1,230,400	—	1,230,400	1,112,084	—	1,112,084
Total	$6,021,344	$635,008	$6,656,352	$6,386,168	$577,394	$6,963,562

The Rouse Company and unconsolidated proportionate share ventures
Comparative Balance Sheets (in thousands)

	June 30 2003	March 31 2003	December 31 2002	September 30 2002	June 30 2002

Assets:
Operating properties, net	$5,395,519	$5,454,477	$5,793,376	$5,449,363	$5,344,702
Properties in development	246,329	209,968	190,716	357,241	411,309
Properties held for sale	—	342,483	—	—	12,684
Land held for development and sale	383,877	322,105	321,995	310,157	308,249
Investments in and advances to other unconsolidated real estate ventures	101,680	97,543	96,427	126,888	122,458
Prepaid expenses, receivables under finance leases and other assets	375,914	389,824	407,815	369,087	368,493
Accounts and notes receivable	55,233	66,449	63,045	71,572	76,331
Cash, cash equivalents and marketable securities	97,800	102,386	90,188	210,648	71,293
Total	$6,656,352	$6,985,235	$6,963,562	$6,894,956	$6,715,519
Liabilities and shareholders equity:
Mortgages payable and other long term debt	$4,570,557	$4,780,518	$5,007,891	$4,971,064	$4,804,354
Debt related to properties held for sale	—	296,299	—	—	—
Other liabilities	728,805	657,089	707,247	634,800	615,682
Company-obligated preferred securities	126,590	136,340	136,340	136,340	136,965
Shareholders’ equity	1,230,400	1,114,989	1,112,084	1,152,752	1,158,518
Total	$6,656,352	$6,985,235	$6,963,562	$6,894,956	$6,715,519

The Rouse Company and unconsolidated proportionate share ventures
Debt Summary
(in thousands)
June 30, 2003

				Unconsolidated Proportionate Share Ventures
	The Rouse Company						Total
	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)	Amount	Weighted- average Interest Rate	Weighted- average Maturity (years)

Parent Company debt and property debt carrying a parent company guarantee of repayment

Variable rate	$24,450	3.3%	1.1	$2,072	3.2%	0.3	$26,522	3.3%	1.0
Variable rate debt swapped to fixed	252,013	3.3%	1.2	68,000	3.2%	0.3	320,013	3.3%	1.0
Fixed rate	793,822	7.4%	7.0	—	—	—	793,822	7.4%	7.0

	1,070,285	6.3%	5.5	70,072	3.2%	0.3	1,140,357	6.1%	5.2

Property debt not carrying a Parent Company guarantee of repayment

Variable rate	122,306	2.8%	0.7	101,750	2.1%	0.3	224,056	2.5%	0.5
Variable rate debt swapped to fixed	683,439	3.9%	2.4	—	—	—	683,439	3.9%	2.4
Fixed rate	2,068,066	7.4%	5.8	454,639	5.9%	7.8	2,522,705	7.1%	6.2

	2,873,811	6.4%	4.8	556,389	5.2%	6.4	3,430,200	6.2%	5.0
Total debt	$3,944,096	6.4%	5.0	$626,461	5.0%	5.7	$4,570,557	6.2%	5.1

The Rouse Company
Coverage Ratios (Note)
June 30, 2003

Interest Coverage	6/30/2003	6/30/2002

1) Net earnings	$162,232	$112,852
2) Funds from operations (FFO)	176,310	115,574
3) FFO from recurring activities	199,988	144,608
4) Interest expense	140,659	126,873
5) Quips expense	6,355	6,436

Calculations:

Net earnings (1+4+5)/4	2.2	1.9
FFO (2+4+5)/4	2.3	2.0
FFO from recurring activities (3+4+5)/4	2.5	2.2

Interest and Preferred Coverage

1) Net earnings	$162,232	$112,852
2) Funds from operations (FFO)	176,310	115,574
3) FFO from recurring activities	199,988	144,608
4) Interest expense	140,659	126,873
5) Quips expense	6,355	6,436
6) Preferred stock dividends	6,074	6,074

Calculations:

Net earnings (1+4+5)/(4+5+6)	2.0	1.8
FFO (2+4+5)/(4+5+6)	2.1	1.8
FFO from recurring activities (3+4+5)/(4+5+6)	2.3	2.0

Note - The above calculations are an illustrative presentation of the Company’s ability to cover its interest and preferred distribution obligations.  The Company has prepared these calculations using FFO and FFO from recurring activities in order to assist investors and analysts in understanding prior periods.  These calculations are not prepared in accordance with the terms of various loans which, among other things require the Company to maintain specified minimum levels of debt service coverage.  See the Financial Highlights attached to the Company’s press release dated July 29, 2003 for a reconciliation of FFO from recurring activities to net earnings.

The Rouse Company and unconsolidated proportionate share ventures

Schedule of balloon payments due

(in thousands)

June 30, 2003

	2003	2004	2005	2006	2007

The Rouse Company	$293,406	$433,021	$384,623	$293,300	$448,053

Unconsolidated Proportionate Share Ventures	171,822	2,700	—	—	45,926
Total	$465,228	$435,721	$384,623	$293,300	$493,979